Exhibit 10.64

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL. OMISSIONS ARE MARKED [***]

AMENDMENT NO. 7 TO AMENDED AND RESTATED
DEVELOPMENT AND COMMERCIALIZATION AGREEMENT
This Amendment No. 7 to the Amended and Restated Development and Commercialization Agreement (“Amendment”) is dated as of October 28, 2025 (“Effective Date”), by and between Insulet Corporation (“Insulet”) and Abbott Diabetes Care Inc. (“ADC”).

WHEREAS, Insulet and ADC are parties to that certain Amended and Restated Development and Commercialization Agreement dated as of September 13, 2021, as amended by Amendment No. 1 through Amendment No. 6 (the “Agreement”);
WHEREAS, Insulet is developing a [***]; and
WHEREAS, Insulet and ADC wish to amend the Agreement to [***] as more fully set forth herein, effective as of the Effective Date.
NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows.
1.Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.
2.The definition of [***].
3.Section 3.3(b) is hereby amended [***]
4.The following is hereby added to the end of Section 3.1(b):
“The Parties shall negotiate in good faith and present to the JSC for approval within [***] after the effective date of Amendment No. 7 to this Agreement a development plan to [***], which plan shall be considered as part of the Development Plan. If the Parties are unable to reach agreement on a draft development plan for the [***] for submission to the JSC within such [***] period, then either Party may refer the matter to the JSC for resolution at its next meeting. If the JSC is unable to resolve the matter within [***] after its next meeting, either Party may refer the matter to the Senior Officers for resolution pursuant to Section 2.5.”
5.Section 3.10 is hereby deleted and replaced with the following:
“3.10    Quality Agreement. The Parties entered into a Quality Agreement on August 11, 2020 pursuant to the Original Agreement to address adverse event reporting and other regulatory, operational, and quality responsibilities in such Launch Country for the AID System (as may be amended and restated, the “Quality Agreement”). At least [***] before the earliest Target Launch

Date for an AID System [***], the Parties shall commence negotiating in good faith to amend and restate the Quality Agreement to address customer training, service and support, complaint handling, and other regulatory, operational, and quality responsibilities related to the commercialization of the applicable AID System. If the Parties have not amended and restated the Quality Agreement within [***] after commencing negotiations, the matter will be addressed at the next JSC meeting and if the JSC is unable to resolve the matter, either Party may refer the matter to the Senior Officers for resolution pursuant Section 2.5.”
6.For the avoidance of doubt, all updates to the Development Plan shall be subject to all provisions applicable to the Development Plan, including but not limited to, data and cybersecurity provisions set forth in Article IX.
7.No Other Amendments. Except as modified herein, all other terms of the Agreement shall remain in full force and effect.
8.Conflicts. In the event of a conflict between the Agreement and this Amendment, this Amendment shall govern.
9.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

{Signature Page Follows}

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of Insulet and ADC on the date first set forth above.

ABBOTT DIABETES CARE INC.
By: /s/ Ruchi Varshneya
Name: Ruchi Varshneya
Title: DVP, Global Strategic Marketing

Date: Oct 28, 2025

INSULET CORPORATION
By: /s/ Adam Cate
Name: Adam Cate
Title: GVP, Omnipod 5 Franchise Head

Date: Oct 28, 2025

SIGNATURE PAGE TO AMENDMENT 7